UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2023

SURGEPAYS, INC.

(Exact name of Registrant as specified in its charter)

Nevada	001-40992	98-0550352
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3124 Brother Blvd, Suite 104

Bartlett, TN 38133

(Address of principal executive offices, including zip code)

901-302-9587

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SURG	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	SURGW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 7, 2023, SurgePays, Inc. (the “Company”) held its 2022 annual meeting of stockholders (the “Annual Meeting”). The total shares of capital stock outstanding and entitled to vote as of Annual Meeting’s record date, January 9, 2023 (the “Record Date”) were 13,831,028 shares of common stock. Approximately 72.74% of the shares of common stock outstanding and entitled to vote at the Annual Meeting were present in person or by proxy thereby constituting a quorum.

The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against/withheld, as well as the number of abstentions, as to such matters, where applicable, are set forth in the tables below. With respect to the election of Kevin Brian Cox, David N. Keys, David May, Laurie Weisberg and Richard Schurfeld as directors to each serve a term on the Board of Directors of the Company (the “Board”) expiring at the 2023 annual meeting of stockholders and until each of their successors is elected and qualified, each nominee received the number of votes set forth opposite his or her name.

	Number of Votes
	Total Votes For	Percent of Votes For	Votes Withheld	Percent of Votes Withheld	Broker Non-Votes
Election of Kevin Brian Cox	7,056,768	96.96%	221,116	3.04%	2,784,132
Election of David N. Keys	6,938,987	95.34%	338,897	4.66%	2,784,132
Election of David May	7,063,353	97.05%	214,531	2.95%	2,784,132
Election of Laurie Weisberg	7,068,542	97.12%	209,342	2.88%	2,784,132
Election of Richard Schurfeld	7,067,756	97.11%	210,128	2.89%	2,784,132

	Total Votes For	Percent of Votes Cast	Votes Against	Abstention/Withheld	Broker Non-Votes
Ratification of the selection of Rodefer Moss & Co., PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022	9,849,195	99.78%	21,476	191,345	-

Approval of the 2022 Omnibus Securities and Incentive Plan	6,712,971	94.85%	364,467	200,446	2,784,132

Non-binding advisory vote to approve compensation of the Company’s named executive officers	6,852,594	97.24%	193,930	231,360	2,784,132

	1 Year	2 Years	3 Years	Abstention
Non-binding advisory vote on the frequency of future advisory votes to approve the compensation of the Company’s named executive officers	727,910	136,255	6,071,940	341,779

On the basis of the above votes, (i) Kevin Brian Cox, David N. Keys, David May, Laurie Weisberg and Richard Schurfeld were elected as members of the Board; (ii) the ratification of the selection of Rodefer Moss & Co., PLLC, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was adopted; and (iii) the 2022 Omnibus Securities and Incentive Plan was approved.

On the basis of the above votes, stockholders also voted a sufficient number of non-binding advisory votes to (i) approve the Company’s executive compensation and (ii) vote on the compensation of the Company’s Named Executive Officers every three (3) years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SURGEPAYS, INC.

Date: March 13, 2023	By:	/s/ Anthony Evers
	Name:	Anthony Evers
	Title:	Chief Financial Officer